                                                                   EXHIBIT 10.90

                EMPLOYMENT AND CONTINUITY OF BENEFITS AGREEMENT

          EMPLOYMENT AND CONTINUITY OF BENEFITS AGREEMENT made as of the 31st day of May 2001 by and between P-Com, Inc., a Delaware corporation (the "Company"), and George Roberts ("Executive"). All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix unless otherwise indicated herein.

          WHEREAS, Executive currently serves as the Company's Chief Executive Officer and the Chairman of the Board.

          WHEREAS, Executive desires to resign from his position as the Company's Chief Executive Officer and appoint, subject to the approval of the Board, James Sobczak (the "Designated Successor") as his successor to such position, effective as of May 31, 2001 (the "Resignation Effective Date").

          WHEREAS, Company and Executive desire that Executive continue in the Company's employ in his capacity as Chairman of the Board following the Resignation Effective Date.

          WHEREAS, the Company and Executive have previously entered into a change in control severance agreement dated December 15, 1997 (the "Change in Control Severance Agreement") pursuant to which Executive may become entitled to certain severance benefits in the event his employment with the Company were to terminate within a specified period following a Change in Control, as such term is defined in that agreement.

          WHEREAS, the Company and Executive wish to enter into a formal agreement which will govern the terms and conditions of Executive's continued employment with the Company as Chairman of the Board following the Resignation Effective Date and which will provide the Executive with severance benefits under circumstances which would not otherwise entitle him to such benefits under the existing provisions of the Change in Control Severance Agreement.

          NOW, THEREFORE, the parties hereto agree as follows:

                 PART ONE -- TERMS AND CONDITIONS OF EMPLOYMENT

1.  DUTIES AND RESPONSIBILITIES; EMPLOYMENT PERIOD.

        (a) DUTIES AND RESPONSIBILITIES. Executive shall serve as the Chairman of the Board during the Employment Period and shall perform in good faith and to the best of his ability all services which may be required of Executive hereunder and to be available to render services at all reasonable times and places in accordance with reasonable directions and requests made by the Company acting by majority vote of the Board. Executive shall, during the Employment Period, devote his full time, ability, energy and skill to the performance of his duties and responsibilities hereunder.

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        (b) PRINCIPAL PLACE OF EMPLOYMENT. Executive shall perform his duties hereunder either at the Company's principal headquarters in Campbell, CA or at his remote office in Benson AZ or any successor location which provides ready remote access to the Company's network.

        (c) EMPLOYMENT PERIOD. Executive's employment with the Company shall be governed by the provisions of this Agreement for the period commencing May 31, 2001 and continuing through May 30, 2002 or the sooner termination of this Agreement in accordance with the provisions of Section 2. Should this Agreement remain in effect through May 30, 2002, then Executive's employment under this Agreement shall automatically be renewed for another one year term commencing May 31, 2002 and continuing through May 30, 2003, unless Executive provides written notice of non-renewal to the Company on or before May 1, 2002. The period during which Executive's employment continues in effect pursuant to this Agreement shall be hereafter referred to as the "Employment Period."

2.  TERMINATION OF EMPLOYMENT.

        (a) RESIGNATION BY EXECUTIVE. Executive may terminate his employment under this Agreement at any time by giving the Company at least sixty (60) days prior written notice of such termination.

        (b) TERMINATION FOR CAUSE. The Company acting by majority vote of the Board may, upon written notice, terminate the Executive's employment hereunder for Cause. Such termination for Cause shall be effective immediately upon such notice.

        (c) RE-ELECTION BY STOCKHOLDERS. The Company shall use its best efforts to nominate Executive for re-election to the Board at each annual stockholders meeting held during the Employment Period. The failure of the Company's stockholders to re-elect Executive to the Board shall constitute an Involuntary Termination which shall entitle Executive to the severance benefits provided under Part Two of this Agreement.

        (d) DEATH OR DISABILITY. Upon Executive's death or Disability during the Employment Period, the employment relationship created pursuant to this Agreement shall immediately terminate, and no further compensation shall become payable to Executive pursuant to Paragraph 3. In connection with such termination, the Company shall pay Executive or his estate (i) any unpaid Base Salary earned under Paragraph 3 for services rendered through the date of his death or Disability, (ii) the dollar value of all accrued and unused vacation benefits based upon Executive's most recent level of Base Salary and (iii) any Incentive Compensation which becomes due and payable for the fiscal year in which the Executive's death or Disability occurs, pro-rated in amount on the basis of the portion of that year completed prior to Executive's death or Disability. In addition to the benefits provided under this Section 2(d), Executive and his spouse and other eligible dependents shall be entitled to continued health care coverage pursuant to the provisions of Part Three of this Agreement, but Executive shall not be entitled to any severance benefits under Part Two of this Agreement should his employment terminate during the Employment Period by reason of his death or Disability.

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3.  CASH COMPENSATION.

        (a) BASE SALARY. Executive shall be paid a base salary during the Employment Period at an annual rate not less than [***] (the "Base Salary"). The Base Salary shall be paid at periodic intervals in accordance with the Company's payroll practices for salaried employees. The Base Salary is equal to [***] of Executive's previously authorized annual salary of up to Three Hundred Seventy Six Thousand Dollars ($376,000) which Executive and the Company previously agreed to reduce to the rate of Base Salary provided in this Agreement due to the Company's business and financial condition.

        (b) INCENTIVE COMPENSATION. For each fiscal year of the Company coincidental in whole or in part with the Employment Period, the Executive shall have the opportunity to earn incentive compensation ("Incentive Compensation") based on a target bonus equal to [***] of his Base Salary in accordance with the terms of the Company's Management Incentive Program, a copy of which is attached hereto as Exhibit A. The actual amount of Incentive Compensation which is to be paid to Executive for each such fiscal year shall be determined by the Board on the basis of the Company's success in attaining the financial objectives and performance milestones established by the Board for that fiscal year within the first ninety (90) days of such year. Should the Employment Period terminate prior to the completion of the Company's fiscal year, then Executive shall be entitled to a pro-rated bonus for that fiscal year, based on the portion of such year in which he continued in employment hereunder, if the financial objectives and performance milestones for that year are attained. For the fiscal year ending December 31, 2001, Executive shall be eligible to receive Incentive Compensation based on a target bonus of [***] of Base Salary to be payable upon the Company's achievement of the financial milestones specified in the business plan approved by the Board for the 2001 fiscal year.

        (c) TAX WITHHOLDING. The Company shall deduct and withhold from the compensation payable to Executive hereunder any and all applicable Federal, State and local income and employment withholding taxes and any other amounts required to be deducted or withheld by the Company under applicable statutes, regulations, ordinances or orders governing or requiring the withholding or deduction of amounts otherwise payable as compensation or wages to employees.

4.  FRINGE BENEFITS.

        (a) GENERAL EXECUTIVE BENEFITS. Executive shall, throughout the Employment Period, be eligible to participate in all group term life insurance plans, accidental death and dismemberment plans and short-term disability programs and other executive benefits which are made available to the Company's executives and for which Executive qualifies. Executive shall accrue paid vacation benefits during the Employment Period in accordance with the Company's standard vacation policy for executives.

        [***]

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                                       3

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5.   PROPRIETARY INFORMATION.

        (a) PROPRIETARY INFORMATION. Executive hereby acknowledges that the Company may, from time to time during the Employment Period, disclose to Executive confidential information pertaining to the Company's business and affairs, technology, research and development projects and customer base, including (without limitation) financial information concerning customers and prospective business opportunities. All information and data, whether or not in writing, of a private or confidential nature concerning the business, technology or financial affairs of the Company and its clients (collectively, "Proprietary Information") is and shall remain the sole and exclusive property of the Company. By way of illustration, but not limitation, Proprietary Information shall include all trade secrets, research and development projects, financial records, business plans, personnel data, computer programs and customer lists and accounts relating to the business operations, technology or financial affairs of the Company, other similar items indicating the source of the Company's revenue, all information pertaining to the salaries, duties and performance ratings of the Company's employees and all financial information relating to the Company's clients and their proposed or contemplated business transactions.

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        (b) NON-DISCLOSURE OF PROPRIETARY INFORMATION. Executive shall not, at any time during or after such Employment Period, disclose to any third party or directly or indirectly make use of any such Proprietary Information, other than in connection with the Company's business and affairs.

        (c) USES OF PROPRIETARY INFORMATION. All files, letters, memoranda, reports, records, data or other written, reproduced or other tangible manifestations of the Proprietary Information, whether created by Executive or others, to which the Executive has access during the Employment Period shall be used by Executive only in the performance of his duties hereunder. All such materials (whether written, printed or otherwise reproduced or recorded) shall be returned by Executive to the Company immediately upon the termination of the Employment Period or upon any earlier request by the Company, without Executive retaining any copies, notes or excerpts thereof.

        (d) EXTENT OF EXECUTIVE'S OBLIGATIONS. Executive's obligation not to disclose or use Proprietary Information shall also extend to any and all information, records, trade secrets, data and other tangible property of the Company clients or any other third parties who may have disclosed or entrusted the same to the Company or Executive in connection with the Company's business operations.

        Executive's obligations under this Section 5 shall continue in effect after the Termination of his employment with the Company, whatever the reason or reasons for such Termination.

                         PART TWO - SEVERANCE BENEFITS

        6. SEVERANCE BENEFITS. Executive shall become entitled to receive the following severance benefits if (i) Executive's employment with the Company terminates by reason of an Involuntary Termination during the Employment Period and (ii) the circumstances under which that Involuntary Termination occurs do NOT otherwise entitle Executive to receive the severance benefits provided pursuant to Section II of the Change in Control Severance Agreement:

        (a) SALARY/BONUS CONTINUATION PAYMENTS. Executive shall be entitled to salary/bonus continuation payments in an aggregate amount equal to two (2) times the sum of (i) Executive's annual rate of Base Salary and (ii) the Executive's target bonus for the fiscal year of the Company in which such Involuntary Termination occurs, whether or not the financial objectives or performance milestones applicable to that target bonus are in fact attained. Such salary/bonus continuation payments shall be paid in a series of successive equal biweekly installments over the twenty-four (24)-month period measured from the date of Executive's Involuntary Termination and shall be subject to the Company's collection of all applicable Federal, State and local income and employment withholding taxes.

        (b) ACCELERATION OF OPTIONS. Each of Executive's outstanding Options shall (to the extent not then otherwise fully exercisable) automatically accelerate so that each such Option will immediately vest in full and become exercisable for the total number of shares of Common Stock at the time subject to that Option and may be exercised for any or all of those shares as fully-vested shares. Each such accelerated Option, together with all Executive's

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other vested Options, shall remain so exercisable until the EARLIER of (i) the expiration date of the ten (10)-year option term or (ii) the end of two (2)-year period measured from the date of Executive's Involuntary Termination or such longer period as may be specified in the agreement evidencing such Option.

        (c) Unpaid Benefits. Executive will receive a lump sum payment of all
            ---------------
unpaid vacation days which Executive has accrued through the date of Executive's Involuntary Termination. Such payment shall be made to Executive within fifteen
(15) days after the date of such Involuntary Termination, subject to the Company's collection of all applicable Federal, State and local income and employment withholding taxes.

                               PART THREE - [***]

                        PART FOUR - ADDITIONAL COVENANTS

        8. Restrictive Covenants. For the twenty-four (24)-month period
           ---------------------
following Executive's Termination, Executive shall not:

                (i) directly or indirectly, whether for his own account or as an employee, director, consultant or advisor, provide services to any business enterprise which is at the time in competition with any of the Company's then-existing or formally planned product lines and which is located geographically in an area where the Company maintains substantial business activities;

                (ii) directly or indirectly encourage or solicit any individual to leave the Company's employ for any reason or interfere in any other manner with the employment relationships at the time existing between the Company and its current or prospective employees; or

                (iii) induce or attempt to induce any customer, supplier, distributor, licensee or other business affiliate of the Company to cease doing business with the Company or in any way interfere with the existing business relationship between

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     any such customer, supplier, distributor, licensee or other business affiliate and the Company.

          Executive hereby acknowledges that monetary damages may not be sufficient to compensate the Company for any economic loss which may be incurred by reason of Executive's breach of the foregoing restrictive covenants. Accordingly, in the event of any such breach, the Company shall have the right to cease all further salary/bonus continuation payments under Part Two of this Agreement and shall, in addition to the cessation of those payments and any remedies available to the Company at law, be entitled to obtain equitable relief in the form of an injunction precluding Executive from continuing to engage in such breach.

                          PART FIVE --  MISCELLANEOUS

9.  LIMITATION OF SEVERANCE BENEFITS.

        (a) SOURCE OF BENEFIT. The severance benefits to which Executive may become entitled under Part Two of this Agreement or the provisions of the Change in Control Severance Agreement are the only severance benefits to which Executive is entitled upon the termination of his employment with the Company, and no other severance benefits shall be provided to Executive by the Company pursuant to any other severance plan or program of the Company.

        (b) TERMINATION FOR CAUSE. In the event Executive's employment hereunder is terminated for Cause, no severance benefits shall be provided to Executive under Part Two of this Agreement.

        10. INDEMNIFICATION. The indemnification provisions for officers and directors under the Company certificate of incorporation, indemnification agreement, Bylaws and insurance policies will (to the maximum extent permitted by law) be extended to Executive with respect to any and all matters, events or transactions occurring or effected during Executive's employment with the Company.

        11. GENERAL CREDITOR STATUS. The payments and benefits to which Executive becomes entitled hereunder will be paid, when due, from the general assets of the Company, and no trust fund, escrow arrangement or other segregated account will be established as a funding vehicle for such payment. Accordingly, Executive's right (or the right of the personal representatives or beneficiaries of Executive's estate) to receive any payments or benefits hereunder will at all times be that of a general creditor of the Company and will have no priority over the claims of other general creditors.

        12. DEATH. In the event of Executive's death, any unpaid benefits due the Executive under this Agreement shall be paid, on the specified due date or dates hereunder, to the executors or administrators of Executive's estate. Should Executive die before he exercises all of his outstanding Options, then such Options, to extent exercisable for vested shares at the time of Executive's death, may be exercised, within twelve (12) months after the date of Executive's death, by the executors or administrators of Executive's estate or by persons to whom the Options are transferred pursuant to the Executive's will or in accordance with the laws

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of inheritance. In no event, however, may any such Option be exercised after the specified expiration date of the option term.

        13. ATTORNEY'S FEES. In the event legal proceeding should be initiated by Executive or by the Company with respect to any controversy, claim or dispute relating to the interpretation or application of the provisions of this Agreement or any benefits payable hereunder, the prevailing party in such proceedings will be entitled to recover from the losing party reasonable attorney fees and costs incurred in connection with such proceedings or in the enforcement or collection of any judgment or award rendered in such proceedings. For purposes of this provision, the prevailing party means the party determined by the court to have most nearly prevailed in the proceedings, even if that party does not prevail in all matters, and does not necessarily mean the party in whose favor the judgment is actually rendered. If the Company materially breaches any of its obligations under this Agreement and fails to cure that breach within thirty (30) days after written notice from Executive, then Executive shall be entitled to reimbursement from the Company for any reasonable expenses and attorney fees Executive incurs in having the Company subsequently cure that breach, whether or not legal proceedings are actually commenced in connection with such breach.

        14. MISCELLANEOUS

        (a) GOVERNING DOCUMENT. This Agreement, including the exhibits attached hereto, the Change in Control Severance Agreement and the Health Care Resolution constitute the entire agreement and understanding of the Company and Executive with respect to the terms and conditions of Executive's employment with the Company and the payment of severance and other benefits and supersede all prior and contemporaneous written or verbal agreements and understandings between Executive and the Company relating to such subject matter. This Agreement may only be amended by written instrument signed by Executive and an authorized officer of the Company. NOTHING IN THIS AGREEMENT SHALL ADVERSELY AFFECT OR MODIFY THE EXECUTIVE'S RIGHTS AND BENEFITS UNDER THE CHANGE IN CONTROL SEVERANCE AGREEMENT, AND THAT LATTER AGREEMENT SHALL CONTINUE IN FULL FORCE AND EFFECT, BUT IN NO EVENT SHALL THERE BE ANY DUPLICATION OF THE BENEFITS PAID TO EXECUTIVE PURSUANT TO THE PROVISIONS OF THE CHANGE IN CONTROL SEVERANCE AGREEMENT AND THIS AGREEMENT.

        (b) GOVERNING LAW. The provisions of this Agreement shall be construed and interpreted under the laws of the State of California applicable to agreements executed and to be wholly performed within the State of California. If any provision of this Agreement as applied to any party or to any circumstance should be adjudged by a court of competent jurisdiction to be void or unenforceable for any reason, the invalidity of that provision shall in no way affect (to the maximum extent permissible by law) the application of such provision under circumstances different from those adjudicated by the court, the application of any other provision of this Agreement, or the enforceability or invalidity of this Agreement as a whole. Should any provision of this Agreement become or be deemed invalid, illegal or unenforceable in any jurisdiction by reason of the scope, extent or duration of its coverage, then such provision shall be deemed amended to the extent necessary to conform to applicable law so as to be valid and enforceable or, if such provision cannot be so amended without materially altering the intention of the parties, then such provision will be stricken and the remainder of this Agreement shall continue in full force and effect.

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        (c) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the
Company and its successors and assigns (including, without limitation, the surviving entity in any change in control or ownership of the Company).

        (d) COUNTERPARTS. This Agreement may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

        15. INDEPENDENT LEGAL COUNSEL. By executing this Agreement, Executive acknowledges that (i) this Agreement has been prepared by Brobeck, Phleger & Harrison LLP ("Brobeck") acting it its capacity as legal counsel to the Company and (ii) Executive has an opportunity to seek advice from his own legal counsel with respect to the matters contained herein and such individual counsel is not Brobeck.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written above.

                              P-COM, INC.


                              By:  /s/ James J.Sobczak
                                   -------------------------
                                   Title:  Director



                                    /s/ George Roberts
                               ----------------------------
                                 GEORGE ROBERTS, EXECUTIVE

                                       9

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                                    APPENDIX



          For purposes of this Agreement, the following definitions shall be in effect:

          AGREEMENT shall mean this Employment and Continuity of Benefits Agreement.

          BOARD means the Company's Board of Directors.

          CAUSE means the termination of the Executive's employment for any of the following reasons: (i) Executive's commission of a felony or his embezzlement of the Company's funds, (ii) a material breach by Executive of his obligations under Section 5 of this Agreement (or any other proprietary information agreement in effect between the Company and Executive) which has a material adverse effect upon the Company, (iii) any intentional misconduct by Executive which has a materially adverse effect upon the Company's business or reputation, (iv) Executive's continued and willful failure to perform substantially the duties, functions and responsibilities of his executive position (other than by reason of physical or mental illness or injury) after
(A) written notice from the Board to the Executive in which there is specifically identified the manner in which the Board believes that Executive has not substantially performed his duties and (B) the Executive is provided with a reasonable cure period of not less than thirty (30) days or (v) a material breach by Executive of any of Executive's fiduciary obligations as an officer of the Company which has a material adverse effect upon the Company's business or reputation.

          CHANGE IN BOARD CONTROL means a change in the composition of the Board effected through a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members cease, for any reason, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

          COMMON STOCK means the Company's common stock.

          COMPENSATION COMMITTEE means the Compensation Committee of the Board

          DISABILITY means the Executive's inability, by reason of any physical or mental injury or illness, to substantially perform the services required of him under this Agreement for a period in excess of one hundred twenty (120) consecutive days. In such event, Executive shall be deemed to have terminated employment by reason of such Disability on the last day of such one hundred twenty (120)-day period.

          EMPLOYMENT PERIOD means Executive's period of employment as set forth in Section 1(b) of this Agreement.

          INVOLUNTARY TERMINATION means the termination of the Executive's employment which occurs by reason of:

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                (i) the Company's termination of Executive's employment for any reason other than Cause,

                (ii) Executive's voluntary resignation within six (6) months following (a) the subsequent appointment of any individual other than the Designated Successor to the position of Chief Executive Officer or (II) a Change in Board Control,

                (iii) Executive's voluntary resignation following a material breach of this Agreement by the Company and the failure of the Company to cure such breach within thirty (30) days after receipt of written notice from Executive identifying such breach, or

                (iv) the failure of the Company's stockholders to re-elect Executive to the Board during the Employment Period.

          OPTION means any option granted to the Executive under any of the Company's Plans which is outstanding at the time of his Involuntary Termination.

          PLANS means (i) the Company's 1992 Stock Option Plan, (ii) the Company's 1995 Stock Option/Stock Issuance Plan, as amended or restated from time to time, and (iii) any successor stock incentive plan subsequently implemented by the Company.

          TERMINATION means a Voluntary Resignation or an Involuntary Termination of Executive's employment.

          VOLUNTARY RESIGNATION means a resignation by Executive other than a resignation effected under circumstances which is deemed to constitute an Involuntary Termination hereunder.

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                                   EXHIBIT A

                          MANAGEMENT INCENTIVE PROGRAM


                    OUTLINE OF MANAGEMENT INCENTIVE PROGRAM

PURPOSE

The program is designed to reward members of the management team with a cash bonus based on company performance.

[***]

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                                   EXHIBIT B

                 Lifetime Medical Insurance Coverage Resolution


                              CORPORATE RESOLUTION



                                   /s/ Warren T. Lazarow
                                   ---------------------
                                        (Secretary)

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                                   EXHIBIT C

                         Compensation Plan Resolutions

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                         MINUTES OF A  REGULAR MEETING
                         OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                       OF
                                  P-COM, INC.

DATE:             October 19, 1995

TIME:             11:30 a.m. (P.D.S.T.)

PLACE:            Office of P-Com, Inc.
                  3175 S. Winchester Boulevard
                  Campbell, California

MEMBERS PRESENT:  Michael C. Brooks (via telephone)
                  John A. Hawkins

MEMBERS ABSENT:   None


OTHERS PRESENT:   Gill Cogan
                  M. Bernard Puckett
                  Warren T. Lazarow
                  Aarti C. Gurnani

     1.  Call to Order.

     Mr. Hawkins opened the meeting by confirming that each person present could hear each other person clearly and stating that a quorum of Committee members was present and that the meeting had been duly noticed and convened. Mr. Lazarow acted as Secretary to the meeting. Mr. Hawkins reviewed the agenda for the meeting.


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     3.   ADJOURNMENT.  There being no further business before the Compensation
Committee, the meeting was adjourned.


                                       /s/ Warren T. Lazarow
                                       -------------------------
                                       Warren T. Lazarow
                                       Secretary to the Meeting



Approved:


/s/ John A. Hawkins
-------------------------------------------
John A. Hawkins, on behalf of the Committee

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                                   EXHIBIT D

                                 WATSON LETTER


October 2, 1995


CONFIDENTIAL

Mr. George Roberts
Chief Executive Officer
P-Com, Inc.
3175 S. Winchester Boulevard
Campbell, CA 95008

Subject:  Executive Perquisites

Dear George:


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We trust you find this information helpful and responsive to your needs.  Please let me know if we can be of further assistance.

Sincerely,

/s/ Carl Schmitt

Carl Schmitt
Consultant

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                                   EXHIBIT E


                    PERQUISITE REIMBURSEMENT APPROVAL LETTER

[P-COM LOGO]

TO:       Bob Collins
cc:       George Roberts, Warren Lazarow
FROM:     Mike Sophie   /s/ Mike Sophie

DATE:     May 11, 1999

SUBJECT:  CEO Compensation

[***]

As these expense are incurred I have authorized payments. If you have any questions please ask either Warren or myself who were present at the meeting.


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